Restrictions on Cash and Due from Banks	12 Months Ended
Dec. 31, 2017
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Restrictions on Cash and Due from Banks

NOTE 3	Restrictions on Cash and Due from
Banks

Banking regulators require bank subsidiaries to maintain minimum average reserve balances, either in the form of vault cash or reserve balances held with central banks or other financial institutions. The amount of required reserve balances were approximately $3.1 billion and $3.0 billion at December 31, 2017 and 2016, respectively, and primarily represent those required to be held at the Federal Reserve Bank. In addition to vault cash, the Company held balances at the Federal Reserve Bank and other financial institutions of $2.4 billion and $2.9 billion at December 31, 2017 and 2016, respectively, to meet these requirements. These balances are included in cash and due from banks on the Consolidated Balance Sheet.